                                                             Exhibit 10.43

                                                                                                                                EXECUTION COPY

                                    AMENDMENT AND RESTATEMENT AGREEMENT dated as of December 5, 2003, among ADVANCE AUTO PARTS, INC., a Delaware corporation (“Holdings”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the
                           “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, as Administrative Agent, under the Amended and Restated Credit Agreement dated as of March 6, 2003, among Holdings, the Borrower, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof (the “Existing Credit Agreement”).

                  WHEREAS, Holdings and the Borrower have requested, and the Required Restatement Lenders and the Administrative Agent
have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Renewing Tranche D Lenders referred to below and the Additional Tranche D Lenders referred to below extend credit in the form of Tranche D Term Loans on the Restatement Effective
Date, in an aggregate principal amount equal to $100,000,000, (b) the Renewing Tranche E Lenders referred to below and the Additional
Tranche E Lenders referred to below extend credit in the form of Tranche E Term Loans on the Restatement Effective Date, in an
aggregate principal amount equal to $340,000,000, and (c) the Existing Credit Agreement be amended and restated as provided herein.

                  NOW, THEREFORE, Holdings, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

                  SECTION 1.        Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.  As used in this Agreement, “Required Restatement Lenders” means, at any time, (i) the Required Lenders under (and as defined in) the Existing Credit Agreement and (ii) each of the Renewing Tranche D Lenders,
Additional Tranche D Lenders, Renewing Tranche E Lenders and Additional Tranche E Lenders set forth on Schedule 1 hereto.

                  SECTION 2.        Restatement Effective Date. (a)  The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

                  (b)      The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date not later than
December 5, 2003, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied.  The Borrower shall give not less than one Business Day’s written notice proposing a date as the Restatement Effective Date to the Administrative Agent,
which shall send copies of such notice to the Lenders.  This Agreement shall terminate at 5:00 p.m., New York City time, on December 5, 2003, if the Restatement Effective Date shall not have occurred at or prior to such time.

                  SECTION 3.        Tranche D Term Loans; Tranche E Term Loans; Prepayment of Tranche A Term Loans, Tranche A-1 Term Loans,
Tranche C Term Loans, Tranche C-1 Term Loans.   (a)  Each existing Tranche A Lender, Tranche A-1 Lender, Tranche C Lender and Tranche C-1
Lender (in each case, an “Existing Term Lender”) that executes and delivers this Agreement specifically in the capacity of a renewing
Tranche D Lender (a “Renewing Tranche D Lender”) or renewing Tranche E Lender (a “Renewing Tranche E Lender”) will be deemed upon the
Restatement Effective Date to have agreed to the terms of this Agreement and to have made a commitment to make Tranche D Term Loans or Tranche E Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing
Term Lender’s Tranche A Term Loans, Tranche A-1 Term Loans, Tranche C Term Loans or Tranche  C-1 Term Loans immediately prior to the
Restatement Effective Date (collectively, the “Existing Term Loans”).  Each Existing Term Lender that executes and delivers this
Agreement solely in the capacity of an Existing Term Lender and not specifically as a Renewing Tranche D Lender or Renewing Tranche E
Lender shall be deemed to have agreed to this Agreement but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche D Terms Loans or Tranche E Term Loans.  Each Person (other than a Renewing Tranche D Lender or Renewing Tranche E Lender in its capacity as such) that agrees to make Tranche D Term Loans (an “Additional Tranche D Lender”) or
Tranche E Term Loans (an “Additional Tranche E Lender”) will, on the Restatement Effective Date, make such Tranche D Term Loans or
Tranche E Term Loans to the Borrower in the manner contemplated by paragraph (c) of this Section.

                  (b)      Subject to the terms and conditions set forth herein, each Renewing Tranche D Lender and Additional Tranche D
Lender agrees to make a Tranche D Term Loan and each Renewing Tranche E Lender and Additional Tranche E Lender agrees to make a Tranche E
Term Loan to the Borrower on the Restatement Effective Date in a principal amount equal to the Tranche D Commitment or Tranche E Commitment set forth for each such Renewing Tranche D Lender, Additional Tranche D Lender, Renewing Tranche E Lender and Additional Tranche E Lender
on Schedule 1 hereto.  The Tranche D Term Loans and Tranche E Term Loans shall be made on the Restatement Effective Date as
Eurodollar Borrowings.  The Required Restatement Lenders hereby waive the requirements of Section 6.01 of the Existing Credit
Agreement to the extent, but only to the extent, necessary to permit the Borrower to incur the Tranche D Term Loans and Tranche E
Term Loans and make Borrowings thereunder on the Restatement Effective Date.  Such Tranche D Term Loans and Tranche E Term Loans
shall be made in the manner contemplated by paragraph (c) of this Section.  For purposes hereof, a Person shall become an Additional
Tranche D Lender or Additional Tranche E Lender and a party to the Restated Credit Agreement by executing and delivering to the
Administrative Agent, on or prior to the Restatement Effective Date, either (A) a signature page to this Agreement setting forth the amounts of Tranche D Term Loans or Tranche E Term Loans that such Person commits to make on the Restatement Effective Date or (B) a written instrument in a form satisfactory to the Administrative Agent and the Borrower (a “Joinder Agreement”), pursuant to which such Person (1) commits to make Tranche D Term Loans or Tranche E Term Loans on the Restatement Effective Date in the amounts set forth in such Joinder Agreement and (2) agrees to become party to the Restated Credit Agreement as a Tranche D Lender or Tranche E
Lender and to be bound by the provisions of the Restated Credit Agreement from and after the Restatement Effective Date.  The
“Tranche D Commitment” or “Tranche E Commitment” (x) of any Renewing Tranche D Lender or Renewing Tranche E Lender will be such amount
(not in excess of the amount of its Existing Term Loans) as is determined by J.P. Morgan Securities Inc. (“JPMorgan”) and notified to such Lender prior to the Restatement Effective Date and (y) of any Additional Tranche D Lender or Additional Tranche E Lender will be the amount of such commitment set forth in its signature page hereto or in its Joinder Agreement, as applicable, or such lesser amount as is allocated to it by the Borrower and JPMorgan and notified to it prior to the Restatement Effective Date.  The commitments of the Renewing Tranche D Lenders, Additional Tranche D Lenders, Renewing Tranche E Lenders and Additional Tranche E
Lenders are several and no such Lender will be responsible for any other Lender’s failure to make Tranche D Term Loans or Tranche E
Term Loans.

                  (c)      (i) Each Renewing Tranche D Lender and each Additional Tranche D Lender will make Tranche D Term Loans on the
Restatement Effective Date and (ii) each Renewing Tranche E Lender and each Additional Tranche E Lender will make Tranche E Term Loans on the
Restatement Effective Date in each case by (A) exchanging its Existing Term Loans, if any, for Tranche D Term Loans or Tranche E Term
Loans in an equal principal amount (to the extent the amounts of such Existing Term Loans, if any, do not exceed the Tranche D
Commitment or Tranche E Commitment of such Lender) and (B) transferring to the Administrative Agent, in the manner contemplated by
Section 2.06 of the Restated Credit Agreement, an amount equal to the excess, if any, of its Tranche D Commitment or Tranche E
Commitment over the principal amount of its Existing Term Loans exchanged pursuant to clause (A) above.

                  (d)      The Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 2.11(a) of the Existing Credit
Agreement (i) to apply all the proceeds of the Tranche D Term Loans, together with the Borrower’s payment of $5,796,769.99 to the
Administrative Agent by intrabank transfer of immediately available funds on the Restatement Effective Date, in each case, immediately upon the receipt thereof to prepay all the outstanding principal of the Tranche A Term Loans and Tranche A-1 Term Loans
that have not been exchanged by Renewing Tranche D Lenders and (ii) to apply all the proceeds of the Tranche E Term Loans, together with the Borrower’s payment of $10,291,859.49 to the Administrative Agent by intrabank transfer of immediately available funds on the
Restatement Effective Date, in each case, immediately upon the receipt thereof to prepay all the outstanding principal of the Tranche
C Term Loans and Tranche C-1 Term Loans that have not been exchanged by Renewing Tranche E Lenders.  The Borrower also agrees to pay to the Administrative Agent on the Restatement Effective Date by intrabank transfer of immediately available funds, an amount necessary to pay all accrued interest and any other amounts owing in respect of the Tranche A Term Loans, Tranche A-1 Term Loans,
Tranche C Term Loans and Tranche C-1 Term Loans as of such date.

                  (e)      Unless the Administrative Agent shall have received notice from a Tranche D Lender or Tranche E Lender prior to the Restatement Effective Date that such Tranche D Lender or Tranche E Lender will not make available to the Administrative Agent such
Tranche D Lender’s share of such Tranche D Borrowing or such Tranche E Lender’s share of such Tranche E Borrowing, the Administrative
Agent may assume that such Tranche D Lender or Tranche E Lender has made such share available on such date in accordance with this
Section.  If any Tranche D Lender or Tranche E Lender shall default in the payment of any amount due from it under this Section, then the applicable Tranche D Lender or Tranche E Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Tranche D Lender or
Tranche E Lender) to the Administrative Agent, together with interest on such amount at the interest rate applicable to ABR Loans from the Restatement Effective Date to the date of payment.  Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Tranche D Lender’s or Tranche E Lender’s expense, upon notice to the defaulting Tranche D Lender or Tranche
E Lender and to the Administrative Agent, to require such defaulting Tranche D Lender or Tranche E Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all
its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay to the defaulting Tranche D Lender, Tranche E Lender or the Administrative
Agent (as applicable), in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Tranche D Term Loans or Tranche E Term Loans made by such defaulting Tranche D Lender or
Tranche E Lender (or advanced by the Administrative Agent on its behalf, as applicable) under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Tranche D Lender’s or Tranche E Lender’s (or, if applicable, the Administrative
Agent’s) account or owed to it under the Restated Credit Agreement in respect of such Tranche D Term Term Loans or Tranche E Term
Loans.

                  SECTION 4.        Amendment of Security Documents; Intercreditor Agreement.  The Required Restatement Lenders hereby
(a) authorize the Collateral Agent to execute and deliver any amendments or modifications to the Security Documents that the Collateral Agent determines to be necessary or appropriate to permit the Liens granted thereunder to secure the DVA Obligations equally and ratably with the Obligations, (b) consent to all such amendments or modifications and (c) authorize the Collateral Agent to enter into
Intercreditor Agreements that will be binding on the Lenders; provided that such amendments or modifications to the Security
Documents and any such Intercreditor Agreement shall not become effective prior to the Restatement Effective Date.

                  SECTION 5.        Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit.  (a)  Effective
immediately after the prepayment of the Tranche A Term Loans, Tranche A-1 Term Loans, Tranche C Term Loans and Tranche C-1 Term Loans under
Section 3 above, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.  From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”,
“hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.

                  (b)      All Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the
Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit
Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

                  SECTION 6.        Conditions.  The consummation of the transactions set forth in Sections 3 through 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                  (a)      The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Required
         Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this
         Agreement) that such party has signed a counterpart of this Agreement; provided that any of the Renewing Tranche D Lenders,
         Additional Tranche D Lenders, Renewing Tranche E Lenders or Additional Tranche E Lenders may become a party hereto by signing counterparts of Joinder Agreements instead of counterparts of this Agreement.

                  (b)      The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the
         Lenders and dated the Restatement Effective Date) of each of (i) Bingham McCutchen LLP, counsel for the Loan Parties, substantially in the form of Exhibit B-1, (ii) Flippin Densmore Morse Rutherford & Jessee, Virginia counsel for the Loan
         Parties, substantially in the form of Exhibit B-2 and (iii) Bingham McCutchen LLP, special New York counsel for the Loan
         Parties, substantially in the form of Exhibit B-3, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Required
         Restatement Lenders shall reasonably request.  Holdings and the Borrower hereby request such counsel to deliver such opinions.

                  (c)      The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the
         Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement
         Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d)      The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the
         President, a Vice President or a Financial Officer of each of Holdings and the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

                  (e)      The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement
         Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan
         Document.

                  (f)      The Collateral Agent shall have received (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement after giving effect to the Restatement Transactions,
         (ii) a completed Perfection Certificate dated the Restatement Effective Date and signed by an executive officer or Financial
         Officer of the Borrower and (iii) all documents and instruments necessary to create or perfect the Liens intended to be created under the Pledge Agreement after giving effect to the Restatement Transactions.

                  (g)      The Collateral Agent shall have received (i) to the extent requested by the Collateral Agent, amendments to each Mortgage executed in connection with the Existing Credit Agreement providing that the Tranche D Term Loans and Tranche E Term Loans
         (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property and (ii) a policy or policies of title insurance or a title endorsement to an existing title insurance policy, issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the
         Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the
         Required Restatement Lenders may reasonably request.

                  (h)      A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been delivered by each party thereto.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 5 of this Agreement and the obligations of the Tranche D Lenders to make Tranche D Term Loans and the Tranche E Lenders to make Tranche E
Term Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 7 below) at or prior to 5:00 p.m., New York City time, on December 5, 2003 (and, in the event such conditions are not so satisfied or waived, the Tranche D Commitments and Tranche E Commitments shall terminate at such time).

                  SECTION 7.        Effectiveness; Counterparts; Amendments; Fees.  (a)  This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders
shall have been received by the Administrative Agent.  This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders.  This
Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (b)      In consideration of the agreements of the Revolving Lenders, the Tranche D Lenders and the Tranche E Lenders herein, the
Borrower agrees to pay to the Administrative Agent, for the account of each such Lender that delivers an executed counterpart of this
Agreement at or prior to 5:00 p.m. on December 5, 2003, a fee equal to 0.05% of the sum of such Lender’s Revolving Commitment,
Tranche D Commitment and Tranche E Commitment in each case as of the Restatement Effective Date; provided that such fee shall not be payable unless and until this Agreement becomes effective as provided in Sections 6 and 7(a) hereof.

                  SECTION 8.        No Novation.  This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement.
Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit
Agreement, which (except to the extent repaid as provided herein) shall remain outstanding after the Restatement Effective Date as modified hereby.  Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the
Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

                  SECTION 9.        Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated
Credit Agreement or, in the case of a notice to any Tranche A Lender, Tranche A-1 Lender, Tranche C Lender or Tranche C-1 Lender, in
accordance with Section 9.01 of the Existing Credit Agreement.

                  SECTION 10.       Applicable Law; Waiver of Jury Trial.  (A)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NEW YORK.

                  (B)      EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET
FORTH IN FULL HEREIN.

                  SECTION 11.       Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                                     ADVANCE AUTO PARTS, INC.,

                                                          by
                                                                /s/ Jeffrey T. Gray
                                                               ---------------------------------------------
                                                               Name: Jeffrey T. Gray
                                                               Title: SVP-CFO, Assistant Secretary

                                                     ADVANCE STORES COMPANY, INCORPORATED,

                                                          by
                                                                /s/ Jeffrey T. Gray
                                                               ---------------------------------------------
                                                               Name: Jeffrey T. Gray
                                                               Title: SVP-CFO, Assistant Secretary

                                                     JPMORGAN CHASE BANK, individually and as
                                                     Administrative Agent,

                                                          by
                                                                /s/ Neil R. Boylan
                                                               ---------------------------------------------
                                                               Name: Neil R. Boylan
                                                               Title: Managing Director

                                            SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF DECEMBER ___,
                                            2003, IN RESPECT OF THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED DECEMBER ___, 2003,
                                            AMONG ADVANCE AUTO PARTS, INC., ADVANCE STORES COMPANY, INCORPORATED, THE LENDERS PARTY
                                            THERETO AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT.

                  Name of Institution*

                                        Executing as a Required Lender:

                                             by

                                                  ---------------------------------------------
                                                  Name:
                                                  Title:

                                        Executing as a Renewing Tranche D Lender:

                                             by

                                                  ---------------------------------------------
                                                  Name:
                                                  Title:

                                        Executing as an Additional Tranche D Lender:

                                             by

                                                  ---------------------------------------------
                                                  Name:
                                                  Title:
                                                  Tranche D Commitment:
                                                    $___________________________

                                        Executing as a Renewing Tranche E Lender:

                                             by

                                                  ---------------------------------------------
                                                  Name:
                                                  Title:

                                        Executing as an Additional Tranche E Lender:

                                             by

                                        -------------------------------------------------------
                                                  Name:
                                                  Title:
                                                  Tranche E Commitment:
                                                    $___________________________

_________________________
*Each Lender must sign  separately in each capacity in which it is agreeing to the terms of this Agreement.  Only Additional  Tranche D
Lenders and Additional Tranche E Lenders must specify their Tranche D Commitment or Tranche E Commitment, as the case may be.

                                                        SCHEDULES AND EXHIBITS

Schedules

Schedule 1 --     Tranche D Commitments and Tranche E Commitments

Exhibits

Exhibit A --      Amended and Restated Credit Agreement
Exhibit B-1 --    Form of Opinion of Bingham McCutchen LLP, Counsel for the
                  Loan Parties
Exhibit B-2 --    Form of Opinion of Flippin Densmore Morse Rutherford & Jessee
Exhibit B-3 --    Form of Opinion of Bingham McCutchen LLP
Exhibit C --      Form of Reaffirmation Agreement